THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln Investor AdvantageSM Variable Annuity
Lincoln Investor AdvantageSM Fee-Based Variable Annuity

Supplement dated August 22, 2014 to the Prospectus dated May 21, 2014

This supplement outlines a change to the prospectus for your variable annuity contract. It is for informational purposes and requires no action on your part.

The following information is provided to you on behalf of the fund companies and outlines several changes to the underlying investment options in your contract.

Delaware VIP® Trust – The Delaware VIP Smid-Cap Growth Series and the Delaware VIP U.S. Growth Series are now sub-advised by Jackson Square Partners, LLC.

DWS Variable Series II – Effective August 11, 2014, the name of the DWS Variable Series II was changed to Deutsche Variable Series II. The name of the DWS Alternative Asset Allocation VIP Portfolio was changed to Deutsche Alternative Asset Allocation VIP Portfolio. Please note that these name changes will not be reflected on your quarterly statements or confirmations until a later time.

Franklin Templeton Variable Insurance Products Trust – Effective August 1, 2014, the fees of the following funds were restated as follows:

	Management Fees (before any waivers/reimbursements) +	12b-1 Fees (before any waivers/reimbursements) +	Other Expenses (before any waivers/ reimbursements) +	Acquired Fund Fees and Expenses (AFFE) =	Total Expenses (before any waivers/reimbursements)	Total Contractual waivers/ reimbursements (if any)	Total Expenses (after any waivers/reimbursements)
Franklin Mutual Shares VIP Fund (Class 4)1	0.69%	0.35%	0.02%	0.00%	1.06%	0.00%	1.06%
Franklin Small Cap Value VIP Fund (Class 4) 1	0.61%	0.35%	0.02%	0.00%	0.98%	0.00%	0.98%
Templeton Foreign VIP Fund (Class 4)1	0.74%	0.35%	0.04%	1.13%	0.78%	0.00%	1.13%
1Management fees and other expenses have restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund’s investment management agreement with its fund administration agreement effective May 1, 2014. Such combined investment management fees are described further under “Management” in the Fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

All other provisions of your prospectus not discussed in the supplement remain unchanged. Please keep this supplement with your prospectus for future reference.